UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2023

ENERGOUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36379	46-1318953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3590 North First Street, Suite 210

San Jose, California 95134

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 963-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	WATT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On July 22, 2023, the board of directors of Energous Corporation (the “Company”) appointed Susan Kim-van Dongen as Interim Chief Financial Officer, effective July 24, 2023. Ms. Kim-van Dongen will serve as the Company’s principal financial officer and principal accounting officer on such date. William Mannina, the Company’s prior Acting Chief Financial Officer, no longer served in such capacity as of July 24, 2023.

Ms. Kim-van Dongen, age 58, served as the Chief Financial Officer of US Healthcare and Tech Enterprise from June 2016 to February 2023. Prior to that, she served as a financial consultant of Randstad Professionals US, LLC d/b/a Tatum, (“Tatum”) and other boutique international consulting firms from 2005 to 2015. From May 2004 to September 2005, Ms. Kim-van Dongen served as the Chief Financial Officer of Micropicture. From April 2003 to May 2004, Ms. Kim-van Dongen was the Chief Financial Officer and a director of TomTom B.V. She also held chief financial officer positions at Management Consulting and Technology Holding Company in the Netherlands from September 2000 to March 2003 and Ultiverse Technologies Inc. from June 1998 to September 2000. From October 1996 to September 1998, Ms. Kim-van Dongen served as the Director of FP&A of Interleaf Inc.

Ms. Kim-van Dongen holds a BA from San Francisco State University, an accounting degree from Northeastern University and an Executive MBA from Harvard Business School.

Ms. Kim-van Dongen was appointed pursuant to an agreement between the Company and Tatum. In connection with Ms. Kim-van Dongen’s appointment, the Company will pay Tatum $13,000 per week for her services.

The Company will also enter into its standard form of Indemnity Agreement with Ms. Kim-van Dongen, which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 10, 2021.

There are no family relationships among any of the Company’s directors or executive officers and Ms. Kim-van Dongen, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGOUS CORPORATION

Date: July 24, 2023	By:	/s/ Cesar Johnston
Cesar Johnston
President and Chief Executive Officer